Files Nos. 811-7123
                                                                        33-51061

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

     Pre-Effective Amendment No.                                           [_]

     Post-Effective Amendment No. 33                                       [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]

     Amendment No. 33

                       (Check appropriate box or boxes.)

                      DREYFUS GROWTH AND VALUE FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York                    10166
          (Address of Principal Executive Offices)     (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                200 Park Avenue
                            New York, New York 10166
                    (Name and Address of Agent for Service)

                                    Copy To:
                                 Lewis G. Cole
                         Stroock & Stroock & Lavan LLP
                                180 Maiden Lane
                            New York, NY 10038-4982

It is proposed that this fiing will become effective (check appropriate box)

               immediately upon filing pursuant to paragraph (b)
          ---

               on    (DATE)  pursuant to paragraph (b)
          ---

           X   60 days after filing pursuant to paragraph (a)(1)
          ---

               on    (DATE)  pursuant to paragraph (a)(1)
           ---

               75 days after filing pursuant to paragraph (a)(2)
           ---

               on    (DATE)  pursuant to paragraph (a)(2) of Rule 485
           ---

If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
           ---

                                                Premier Strategic Value Fund
                                                3/2/01

DREYFUS PREMIER
STRATEGIC VALUE
FUND

Seeking capital appreciation by
investing in value stocks







PROSPECTUS  ____________, 2001








As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE FUND


Dreyfus Premier Strategic Value Fund
         ---------------------------------
             Ticker Symbols  CLASS A: DAGVX
                             CLASS B: N/A
                             CLASS C: N/A
                             CLASS R: N/A
                             CLASS T: N/A
Contents

The Fund
-------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          2

Expenses                                                                  3

Management                                                                4

Financial Highlights                                                      5

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                          6

Distributions and Taxes                                                   9

Services for Fund Investors                                              10

Instructions for Regular Accounts                                        11

Instructions for IRAs                                                    12

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH

The fund seeks capital appreciation. To pursue this goal, it primarily invests in the stocks of value companies of any size. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.

In choosing stocks, the portfolio manager uses proprietary computer models to identify stocks that appear favorably priced and that may benefit from the current market and economic environment. The manager then reviews these stocks for factors that could signal a rise in price, such as:

o    new products or markets

o    opportunities for greater market share

o    more effective management

o    positive changes in corporate structure or market perception

o    potential for improved earnings

The fund's core portfolio focuses on large and mid-cap companies. The strategic portion of the fund emphasizes short-selling, hedging techniques, overweighted industry and security positions, and investments in small companies, high-yield debt securities and private placements.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager's expectations.

Concepts to understand

VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. Because the fund is an aggressive stock fund, the value of your investment will go up and down, sometimes dramatically, which means that you could lose money.

The fund's investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or their prices may go down. Further, while the fund's investments in value stocks may limit the overall downside risk of the fund over time, the fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

While the fund's emphasis on value stocks could potentially lessen the impact of volatility, the fund's strategic portfolio involves riskier investments, such as high-yield bonds and small-capitalization companies, that could increase the fund's volatility.

Small-cap securities, and to a lesser degree mid-cap securities, can be riskier investments for the fund because they tend to be less liquid, their prices tend to be more volatile and their earnings tend to be less predictable than the securities of larger, more established companies.
"High-yield" or "junk" bonds are subject to greater interest rate risk and credit risk than investment-grade securities.

The fund may purchase securities of companies in initial public offerings
(IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this to avoid losses, it could have the effect of reducing the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may overweight certain market sectors, which may cause the fund's performance to be more sensitive to developments affecting those sectors.

Other potential risks

At times, the fund may invest in derivatives, such as options and futures contracts. The fund also may invest in foreign currencies and engage in short-selling. While used primarily to hedge the fund's portfolio and manage exposure to certain markets, such strategies can increase the fund's volatility and lower its returns. Derivatives can be illiquid, and a small investment in certain derivatives could have a large impact on the fund's performance.

At times, the fund may engage in short-term trading, which could produce higher brokerage costs and taxable distributions, and lower the fund's after-tax performance accordingly.

PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total return for the fund's Class A shares to that of the Russell MidCap Value Index and the Russell 1000 Value Index, broad measures of value stock performance. Of course, past performance is no guarantee of future results. Since Class B, C, R and T shares are new, past performance information is not available for those classes as of the date of this prospectus. Performance for each share class will vary from the performance of the fund's other share classes due to differences in expenses.

-------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit A]

BEST QUARTER:                    Q4 '98               +16.26%

WORST QUARTER:                   Q3 '98               -12.58%
-------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                      Since
                                                      inception
                          1 Year       5 Years        (9/29/95)
-------------------------------------------------------------------------------

CLASS A                   21.39%     19.51%           24.62%

RUSSELL MIDCAP
VALUE INDEX               19.18%     15.12%           15.32%*

RUSSELL 1000
VALUE INDEX                7.01%     16.91%           17.47%*


* FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 9/30/95 IS USED AS THE BEGINNING VALUE ON 9/29/95.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.


Fee table

                                                      CLASS A      CLASS B   CLASS C   CLASS R    CLASS T
-----------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES
(FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                               5.75      NONE       NONE       NONE       4.50

Maximum contingent deferred sales charge (CDSC)
AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS    NONE*     4.00       1.00       NONE       NONE*
-----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS
Management fees                                        0.75      0.75       0.75       0.75        0.75
Rule 12b-1 fee                                         NONE      0.75       0.75       NONE        0.25
Shareholder services fee                               0.25      0.25       0.25       NONE        0.25
Other expenses                                         0.34      0.34       0.34       0.34        0.34
------------------------------------------------------------------------------------------------------------

TOTAL                                                  1.34      2.09       2.09       1.09        1.59

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                       1 Year         3 Years      5 Years        10 Years
--------------------------------------------------------------------------

CLASS A                $704           $975         $1,267         $2,095

CLASS B
WITH REDEMPTION        $612           $955         $1,324         $2,053**

WITHOUT REDEMPTION     $212           $655         $1,124         $2,053**

CLASS C
WITH REDEMPTION        $312           $655         $1,124         $2,421
WITHOUT REDEMPTION     $212           $655         $1,124         $2,421

CLASS R                $111           $347         $601           $1,329

CLASS T                $604           $929         $1,277         $2,254


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.

OTHER EXPENSES: fees paid
by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees; these expenses for Class B, C, R and T shares are based on other expenses for Class A for the past fiscal year.

MANAGEMENT

The fund's investment adviser is The Dreyfus Corporation, 200 Park
Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct and stable identity.

Timothy M. Ghriskey, CFA, senior portfolio manager and head of value equities at Dreyfus, has managed the fund since September 1995. He joined Dreyfus in July 1995 after ten years as an analyst and money manager for Loomis Sayles & Co., and today manages several other funds at Dreyfus.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fund's Class A shares for the fiscal periods indicated. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by _____________________, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request. No information is provided for the fund's Class B, C, R or T shares, which were first offered to the public on ____ 2001.

                                                        YEAR ENDED AUGUST 31,

 CLASS A                                 2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning
of period                                 24.52      20.45     26.40      20.08      12.50

Investment operations:

    Investment income -- net                .43(2)     .05(2)     .05       .02        .09

    Net realized and unrealized
    gain (loss) on investments             6.46       5.11      (4.27)     8.22       7.53

 Total from investment operations          6.89       5.16      (4.22)     8.24       7.62

Distributions:

    Dividends from
    investment income -- net                (.08)     (.04)      (.03)     (.05)      (.04)

    Dividends from net realized
    gain on investments                    (2.52)    (1.05)     (1.70)     (1.87)        --

 Total distributions                       (2.60)    (1.09)     (1.73)     (1.92)      (.04)

 Net asset value, end of period            28.81     24.52      20.45      26.40      20.08

 Total return (%)                          30.88     25.41     (17.02)     43.57      61.00(3)
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses
 to average net assets (%)                 1.34      1.29        1.27       1.24       1.17(3)

 Ratio of interest expense
 to average net assets (%)                  .00(4)    .01         .01         --           --

 Ratio of net investment income
 to average net assets (%)                 1.72       .22         .16        .18        .55(3)

 Decrease reflected in
 above expense ratios
 due to actions by Dreyfus (%)               --         --        --         .14        .63(3)

 Portfolio turnover rate (%)             235.16    225.12      170.46     120.71     260.98(3)
----------------------------------------------------------------------------------------------

 Net assets, end of period
 ($ x 1,000)                             77,971    72,244      91,909    159,529     9,711


(1)  FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

(4)  AMOUNT REPRESENTS LESS THAN .01%.

YOUR INVESTMENT

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

o CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer- term investment horizon

o CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

o CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

o CLASS R shares are designed for eligible institu- tions on behalf of their clients (individuals may not purchase these shares directly)

o CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon

Your financial representative can help you choose the share class that is appropriate for you.

REDUCED CLASS A AND CLASS T SALES CHARGE

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders owning Class A shares on _________, 2001, may purchase Class A shares without a sales load. Because Class A has lower expenses than Class T, if you invest $1 million or more in the fund you should consider buying Class A shares.


--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                              Sales charge               Sales charge
                              deducted as a %            as a % of your
Your investment               of offering price          net investment
-------------------------------------------------------------------------------

                               Class      Class         Class     Class
                               A          T             A         T
-------------------------------------------------------------------------------

Up to $49,999                  5.75%      4.50%         6.10%     4.70%

$50,000 -- $99,999             4.50%      4.00%         4.70%     4.20%

$100,000 -- $249,999           3.50%      3.00%         3.60%     3.10%

$250,000 -- $499,999           2.50%      2.00%         2.60%     2.00%

$500,000 -- $999,999           2.00%      1.50%         2.00%     1.50%

$1 million or more*            0.00%      0.00%         0.00%     0.00%


* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A


Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on
redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

BUYING SHARES

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION IRAS                     $500               NO MINIMUM
                                                      AFTER THE FIRST YEAR


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

o the fund will not process wire, telephone or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares


GENERAL POLICIES

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

o refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

o refuse any purchase or exchange request in excess of 1% of the fund's total assets

o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

o    change its minimum investment amounts

o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

o    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:

--------------------------------------------------------------------------------
Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        ORDINARY              ORDINARY
DIVIDENDS                     INCOME RATE           INCOME RATE

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 8%/10%                18%/20%


Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% and above tax bracket, purchased after December 31, 2000.

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

DREYFUS AUTOMATIC
ASSET BUILDER(R)                   For making automatic investments from a
                                   designated bank account.

DREYFUS PAYROLL
SAVINGS PLAN                       For making automatic investments through a
                                   payroll deduction.

DREYFUS GOVERNMENT
DIRECT DEPOSIT PRIVILEGE           For making automatic investments from your
                                   federal employment, Social Security or other regular federal government check.

DREYFUS DIVIDEND
SWEEP For automatically reinvesting the dividends and distributions from the fund into another Dreyfus fund or certain Founders-advised funds (not available for IRAs).

For exchanging shares

DREYFUS AUTO-
EXCHANGE PRIVILEGE                 For making regular exchanges from the fund
                                   into another Dreyfus fund or certain
                                   Founders-advised funds.

For selling shares

DREYFUS AUTOMATIC
WITHDRAWAL PLAN                    For making regular withdrawals from most
                                   Dreyfus funds. There will be no CDSC on Class
                                   B shares, as long as the amount of any
                                   withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

In Writing

Complete the application.

Mail your application and a check to:
Name of Fund
P.O. Box 6587, Providence, RI 02940-6587
Attn: Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund
P.O. Box 6587, Providence, RI 02940-6587
Attn: Institutional Processing

TO SELL SHARES

Write a letter of instruction that includes:

o    your name(s) and signature(s)
o    your account number
o    the fund name
o    the dollar amount you want to sell
o    how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 6587, Providence, RI 02940-6587
Attn: Institutional Processing


TO OPEN AN ACCOUNT

By Telephone

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

o    ABA#021000018
o    DDA# 8900279648
o    the fund name
o    the share class
o    your Social Security or tax ID number
o    name(s) of investor(s)
o    dealer number if applicable

Call us to obtain an account number. Return your application with the account number on the application.

TO ADD TO AN ACCOUNT

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

o    ABA# 021000018
o    DDA# 8900279648
o    the fund name
o    the share class
o    your account number
o    name(s) of investor(s)
o    dealer number if applicable

ELECTRONIC CHECK Same as wire, but insert "1111" before your account number.

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

TO SELL SHARES

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.


TO OPEN AN ACCOUNT

Automatically

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

TO ADD TO AN ACCOUNT

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to:  THE DREYFUS FAMILY OF FUNDS.


Concepts to understand

WIRE TRANSFER:  for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or to receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK:  for transferring money out of a bank account. Your transaction is entered electronically, but it may take up to eight business days to clear. Electronic checks are usually available without a fee at all Automated Clearing House (ACH) banks.

INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT

In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to: The Dreyfus Trust Company, Custodian P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to: The Dreyfus Trust Company, Custodian P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing

TO SELL SHARES

Write a letter of instruction that includes:

o    your name and signature
o    your account number and fund name
o    the dollar amount you want to sell
o    how and where to send the proceeds
o    whether the distribution is qualified or premature
o    whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Trust Company
                      P.O. Box 6427,
                      Providence, RI 02940-6427
                      Attn: Institutional Processing


TO OPEN AN ACCOUNT

By Telephone

_________________

TO ADD TO AN ACCOUNT

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

o    ABA# 021000018
o    DDA# 8900279648
o    the fund name
o    the share class * your account number
o    name of investor
o    the contribution year
o    dealer number if applicable

ELECTRONIC CHECK Same as wire, but insert "1111" before your account number.

TO SELL SHARES

_________________


TO OPEN AN ACCOUNT

Automatically

_________________

TO ADD TO AN ACCOUNT

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

DREYFUS PREMIER
STRATEGIC VALUE
FUND

[Application p1]

[Application p2]

NOTES


NOTES


NOTES

FOR MORE INFORMATION

Dreyfus Premier Strategic Value Fund
A SERIES OF DREYFUS GROWTH and Value Funds, Inc.
SEC file number:  811-7123

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

------------------------------------------------------------------------

                      DREYFUS GROWTH AND VALUE FUNDS, INC.


                         DREYFUS AGGRESSIVE GROWTH FUND
                        DREYFUS LARGE COMPANY VALUE FUND
                            DREYFUS MIDCAP VALUE FUND
                        DREYFUS SMALL COMPANY VALUE FUND
                        DREYFUS INTERNATIONAL VALUE FUND
                          DREYFUS EMERGING LEADERS FUND
                     DREYFUS PREMIER TECHNOLOGY GROWTH FUND
             (Class A, Class B, Class C, Class R and Class T Shares)
                       DREYFUS PREMIER FUTURE LEADERS FUND
             (Class A, Class B, Class C, Class R and Class T Shares)
                      DREYFUS PREMIER STRATEGIC VALUE FUND
             (Class A, Class B, Class C, Class R and Class T Shares)

                       STATEMENT OF ADDITIONAL INFORMATION
                                ___________, 2001
 ------------------------------------------------------------------------------

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus of Dreyfus Aggressive Growth Fund, Dreyfus International Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Premier Technology Growth Fund, Dreyfus MidCap Value Fund and Dreyfus Premier Future Leaders Fund, each dated January 1, 2001, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund, each dated March 1, 2001, and Dreyfus Premier Strategic Value Fund, dated ________, 2001 (each, a "Fund" and collectively, the "Funds") of Dreyfus Growth and Value Funds, Inc. (the "Company"), as each Prospectus may be revised from time to time. To obtain a copy of the Prospectus for a Fund other than Dreyfus Premier Strategic Value Fund, Dreyfus Premier Technology Growth Fund and Dreyfus Premier Future Leaders Fund, please write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


                           Call Toll Free 1-800-645-6561
                           In New York City -- Call 1-718-895-1206
                           Outside the U.S. -- Call 516-794-5452


     To obtain a copy of the Prospectus for Dreyfus Premier Strategic Value Fund, Dreyfus Premier Technology Growth Fund or Dreyfus Premier Future Leaders Fund (collectively, the "Dreyfus Premier Funds"), please call 1-800-554-4611.


     Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                          Page
DESCRIPTION OF THE COMPANY AND FUNDS........................................4
MANAGEMENT OF THE COMPANY..................................................19
MANAGEMENT ARRANGEMENTS....................................................27
HOW TO BUY SHARES..........................................................32
DISTRIBUTION PLAN AND......................................................41
HOW TO REDEEM SHARES.......................................................44
SHAREHOLDER SERVICES.......................................................49
DETERMINATION OF NET ASSET VALUE...........................................55
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................56
PORTFOLIO TRANSACTIONS.....................................................58
PERFORMANCE INFORMATION....................................................65
INFORMATION ABOUT THE COMPANY AND FUNDS....................................67
COUNSEL AND INDEPENDENT AUDITORS...........................................69
APPENDIX...................................................................70

                      DESCRIPTION OF THE COMPANY AND FUNDS

     The Company is a Maryland corporation formed on November 16, 1993. Each Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund. Each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer.

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

CERTAIN PORTFOLIO SECURITIES

     The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

     CONVERTIBLE SECURITIES. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     DEPOSITARY RECEIPTS. (All Funds) Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

     These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     WARRANTS. (All Funds) A warrant gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Each Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

     INVESTMENT COMPANIES. (All Funds) Each Fund may invest in securities issued by registered and unregistered investment companies, including participation in equity indices such as Standard & Poor's Depositary Receipts and NASDAQ-100 Index Tracking Stock described below. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

     SPDRS, DIAMONDS AND NASDAQ-100 SHARES. (All Funds) Each Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "Exchange") which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component stocks of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). SPDRs are listed on the Exchange and traded in the secondary market on a per-SPDR basis.

     Each Fund also may invest in DIAMONDS. DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average (the "DJIA"). DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMONDS basis.

     Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") represents undivided ownership interests in a portfolio of stocks which consists substantially of all of the securities, in substantially the same weighting, as the component securities of the Nasdaq-100 Index and is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of such Index. Nasdaq-100 Shares are listed for trading on the Exchange and are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day.

     SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. DIAMONDS are designed to provide investors with investment results that generally correspond to the price and yield performance of the component common stocks of the DJIA. Nasdaq-100 Shares are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the Nasdaq-100 Index. The values of SPDRs, DIAMONDS and Nasdaq-100 Shares are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs, DIAMONDS and Nasdaq-100 Shares involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs, DIAMONDS and/or Nasdaq-100 Shares invested in by the Fund. Moreover, a Fund's investment in SPDRs, DIAMONDS and/or Nasdaq-100 Shares may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond. Additionally, the respective investment trusts may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between each of the investment trusts and the indices with respect o the weighting of securities or the number of, for example, larger capitalized stocks held by an index and each of the investment trusts.

     ILLIQUID SECURITIES. (All Funds) Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, a Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

     MONEY MARKET INSTRUMENTS. (All Funds) When the Manager determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. A Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

INVESTMENT TECHNIQUES

     The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

     FOREIGN CURRENCY TRANSACTIONS. (All Funds) A Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

     Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund's success in these transactions will depend principally on the Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

     SHORT-SELLING. (All Funds) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     A Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

     A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of a Fund's net assets be in deposits on short sales against the box.

     Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.


     BORROWING MONEY. (All Funds) Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each of Dreyfus Premier Strategic Value Fund, Dreyfus Emerging Leaders Fund and Dreyfus International Value Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.


     LEVERAGE. (Dreyfus Aggressive Growth Fund, Dreyfus Large Company Value Fund, Dreyfus Small Company Value Fund, Dreyfus MidCap Value Fund, Dreyfus Premier Future Leaders Fund and Dreyfus Premier Technology Growth Fund) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     A Fund may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent a Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission (the "SEC"). The SEC views reverse repurchase transactions as collateralized borrowings by a Fund. Except for these transactions, the Fund's borrowings generally will be unsecured.

     DERIVATIVES. (All Funds) Each Fund may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

     If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Although none of the Funds will be a commodity pool, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options on futures contacts for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL (All Funds) A Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures and options with respect thereto by a Fund also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS (All Funds) A Fund may purchase and sell stock index futures contracts. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     A Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     A Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS--IN GENERAL (All Funds) A Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Fund may write (i.e. sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS (All Funds) A Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     A Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     A Fund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by a Fund of options will be subject to the Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally or foreign currencies. To the extent such predictions are incorrect, the Fund may incur losses.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

     LENDING PORTFOLIO SECURITIES. (All Funds) Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. However, Dreyfus Large Company Value Fund, Dreyfus Small Company Value Fund and Dreyfus Premier Technology Growth Fund are the only Funds which currently intend to lend portfolio securities. In connection with such loans, the Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. These loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, a Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     FORWARD COMMITMENTS. (All Funds) Each Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

     Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

     EQUITY SECURITIES. (All Funds) Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.


     Dreyfus Aggressive Growth Fund, Dreyfus Premier Strategic Value Fund, Dreyfus Small Company Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Premier Technology Growth Fund and Dreyfus Premier Future Leaders Fund each may purchase securities of small capitalization companies (and Dreyfus Midcap Value Fund may purchase mid-capitalization companies). The stock prices of these companies may be subject to more abrupt or erratic market movements than the stock of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These Funds may purchase securities of companies in initial public offerings or shortly thereafter. The prices of these companies' securities may be very volatile, rising and falling rapidly based, among other reasons, solely on investor perceptions rather than economic reasons. The Fund may purchase securities of companies which have no earnings or have experienced losses. The Fund generally will make these investments based on a belief that actual anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company change, the company's stock price may decline sharply and its securities may become less liquid. The Fund, together with other investment companies advised by the Manager and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the Fund's ability to dispose of some or all of its positions should it desire to do so.


     Dreyfus Premier Technology Growth Fund invests in, and the other Funds may invest in, securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market.


     FIXED-INCOME SECURITIES. (Dreyfus Premier Strategic Value Fund and Dreyfus Large Company Value Fund only) Each of these Funds may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital growth. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by a Fund, such as those rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and BBB or lower by Standard & Poor's Ratings Services ("S&P") in the case of Dreyfus Premier Strategic Value Fund, or those rated Baa by Moody's and BBB by S&P and Fitch IBCA, Duff & Phelps in the case of Dreyfus Large Company Value Fund, may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Lower Rated Securities" below with respect to Dreyfus Premier Strategic Value Fund only, and the "Appendix."

     LOWER RATED SECURITIES. (Dreyfus Premier Strategic Value Fund only) The Fund may invest up to 35% of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or as low as Caa by Moody's or CCC by S&P (commonly known as junk bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated fixed-income securities. See the "Appendix" for a general description of the ratings of Moody's and S&P for fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


     You should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities generally are considered by Moody's and S&P to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation.

     These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     FOREIGN SECURITIES. (All Funds) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidences of ownership of such securities usually are held outside the United States, the Fund investing in such securities will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors have no access to the Fund.

     Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

     Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

     SIMULTANEOUS INVESTMENTS. (All Funds) Investment decisions for each Fund are made independently from those of the other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS

     Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of such Fund's outstanding voting shares. In addition, each Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by a vote of a majority of the Company's Board members at any time. No Fund may:

     1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

     3. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Investment Restriction with respect to Dreyfus Premier Technology Growth Fund, the technology sector in general is not considered an industry.

     4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

     8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6, 13 and 14 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets. This Investment Restriction has not been adopted with respect to Dreyfus Premier Technology Growth Fund or Dreyfus Premier Future Leaders Fund.

     12. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views. This Investment Restriction has not been adopted with respect to Dreyfus Premier Technology Growth Fund.

     13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     14. Purchase, sell or write puts, calls or combinations thereof, except as described in the relevant Fund's Prospectus and Statement of Additional Information.

     15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                            MANAGEMENT OF THE COMPANY

     The Company's Board is responsible for the management and supervision of the Funds. The Board approves all significant agreements between the Company, on behalf of the Funds, and those companies that furnish services to the Funds. These companies are as follows:

         The Dreyfus Corporation...............    Investment Adviser
         Dreyfus Service Corporation...........    Distributor
         Dreyfus Transfer, Inc.................    Transfer Agent
         Mellon Bank, N.A......................    Custodian for all Funds,
                                                   except Dreyfus International
                                                   Value Fund
         The Bank of New York..................    Custodian for Dreyfus
                                                   International Value Fund

     Board members and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below.

BOARD MEMBERS OF THE COMPANY


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
     Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies, The Newark Group, a privately held company providing a national market of paper recovery facilities, paperboard mills and paperboard converting plants, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 to December 1994, he was a director of Mellon Financial Corporation. He is 57 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID P. FELDMAN, Board Member. Director of several mutual funds in the 59 Wall
     Street Mutual Funds Group, and of the Jeffrey Company, a private investment company. He was employed at AT&T from July 1961 to his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 61 years old and his address is 466 Lexington Avenue, New York, New York 10017.

EHUD HOUMINER, Board Member. Professor and Executive-in-Residence at the
     Columbia Business School, Columbia University. Since January 1996, Principal of Lear, Yavitz and Associates, a management consulting firm. He also is a Director of Avnet Inc., an electronics distributor, and Super-Sol Limited, an Israeli supermarket chain. He is 60 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.

GLORIA MESSINGER, Board Member. From 1981 to 1993, Managing Director and Chief
     Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was secretary of the ASCAP Foundation and served as a Trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 71 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.

JOHN SZARKOWSKI, Board Member. Director Emeritus of Photography at The Museum of
     Modern Art. Consultant in Photography. He is 75 years old and his address is Bristol Road, Box 221, East Chatham, New York 12060.

ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Wilshire Mutual Funds, Comcast Corporation, a telecommunications company, The New England Electric System, and a member of the Council of Foreign Relations and the National Park Foundation. She is 70 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

     The Company has a standing nominating committee comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Company for election to the Company's Board.

     The Company typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended October 31, 2000, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation)* during the year ended December 31, 2000, was as follows:

                                                             Total Compensation
                                      Aggregate               From Company and
             Name of Board          Compensation              Fund Complex Paid
                MEMBER             FROM THE COMPANY**          TO BOARD MEMBER

Joseph S. DiMartino                    $17,369                  $805,537 (194)
David P. Feldman                       $13,898                  $176,613 (56)
John M. Fraser, Jr. ***                $11,177                   $57,890 (42)
Ehud Houminer                          $12,275                   $73,039 (21)
Gloria Messinger                       $13,898                   $42,539 (14)
John Szarkowski                        $12,775                   $40,539 (14)
Anne Wexler                            $12,445                   $88,375 (28)

____________________

* Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Funds, for which the Board members serve.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,640 for all Board members as a group.

***  Emeritus Board member as of May 24, 2000.

OFFICERS OF THE COMPANY

STEPHEN E. CANTER, President. President, Chief Operating Officer, Chief
     Investment Officer and a director of the Manager, and an officer of 94 investment companies (comprised of 182 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 55 years old.

MARK N. JACOBS, Vice President. Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 195 portfolios) managed by the Manager. He is 55 years old.

JOSEPH CONNOLLY, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old.

MICHAEL A. ROSENBERG, Secretary. Associate General Counsel of the Manager, and an officer of 94 investment companies (comprised of 182 portfolios) managed by the Manager. He is 40 years old.

STEVEN F. NEWMAN, Assistant Secretary. Associate General Counsel and Assistant
     Secretary of the Manager, and an officer of 95 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old.

JAMES WINDELS, Assistant Treasurer. Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 99 portfolios) managed by the Manager. He is 42 years old.

The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.


     The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on April 30, 2001.

     The following persons are known by the Company to own of record 5% or more of a Fund's outstanding voting securities as of April 30, 2001. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


DREYFUS LARGE COMPANY VALUE FUND
Boston Safe Deposit & Trust Co TTEE................................... _______%
As Agent-Omnibus Account
Dreyfus Retirement Services
AIM #026-0027
135 Santilli Highway
Everett, MA  02149-1906

Charles Schwab & Co. Inc.............................................. _______%
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104-4122

DREYFUS SMALL COMPANY VALUE FUND
Citibank, NA Trustee.................................................. _______%
Joseph E. Seagram & Sons Inc.
Master Trust
111 Wall Street, 14th floor
New York, New York 10005-3509

Charles Schwab & Co. Inc.............................................. _______%
Reinvest Account
101 Montgomery Street
San Francisco, CA  94104-4122

The Bank of New York TTEE.............................................._______%
Joseph E. Seagram & Sons Inc.
1 Wall Street
New York, NY  10005-2500

Boston Safe Deposit & Trust Co TTEE................................... _______%
As Agent-Omnibus Account
Dreyfus Retirement Services
AIM #026-0027
135 Santilli Highway
Everett, MA  02149-1906

Fidelity Investments Operations CO (FIIOC)............................._______%
As Agent for Certain Employee Benefit Plans
100 Magellan Way
Covington, KY  41015-1999

DREYFUS PREMIER TECHNOLOGY GROWTH FUND (CLASS A)
Charles Schwab & Co., Inc.............................................._______%
Reinvest Account
101 Montgomery Street
San Francisco, CA  94104-4122

Merrill Lynch Pierce Fenner & Smith...................................._______%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive
Jacksonville FL  32246-6484

Great West Life........................................................_______%
Attn: Mutual Fund Trading
8515 East Orchard Road
Englewood, CO  80111-5037

DREYFUS PREMIER TECHNOLOGY GROWTH FUND (CLASS B)
Merrill Lynch Pierce Fenner & Smith...................................._______%
For the Sole Benefit of its Customers
Attn Fund Administration
4800 Deer Lake Drive
Jacksonville, FL  32246-6484

DREYFUS PREMIER TECHNOLOGY GROWTH FUND (CLASS C)
Merrill Lynch Pierce Fenner & Smith...................................._______%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive
Jacksonville FL  32246-6484

DREYFUS PREMIER TECHNOLOGY GROWTH FUND (CLASS R)
Citibank NA Trustee................................................... _______%
Joseph E. Seagram & Sons Inc.
Master Trust
111 Wall Street, 14th floor
New York, NY  10005-3509

Boston Safe Deposit & Trust Co TTEE...................................._______%
As Agent-Omnibus Account
Dreyfus Retirement Services
AIM #026-0027
135 Santilli Highway
Everett, MA  02149-1906

DREYFUS AGGRESSIVE GROWTH FUND
Charles Schwab & Co. Inc..............................................._______%
Reinvest Account
101 Montgomery Street`
San Francisco, CA 94104-4122

DREYFUS PREMIER STRATEGIC VALUE FUND (CLASS A)
Great West Life........................................................_______%
Attn: Mutual Funds Trading
8515 E. Orchard Road
Englewood, CO  80111-5037

Charles Schwab & Co. Inc..............................................._______%
Reinvest Account
101 Montgomery Street
San Francisco, CA  94104-4122

DREYFUS MIDCAP VALUE FUND
State Street Bank & Trust Co TTEE......................................_______%
FBO Super Saver 401(k) Capital
Accumulation PL for AMR Corp Su
Attn: Kathleen Norris
15 Rosemont Road
Westwood, MA  02090-2318
 Charles Schwab & Co. Inc.............................................._______%
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104-4122

National Investors Services Corp......................................._______%
For the Exclusive Benefit of our Customers
55 Water Street
New York, NY  10041-3299

DREYFUS EMERGING LEADERS FUND
Charles Schwab & Co. Inc..............................................._______%
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104-4122

Boston Safe Deposit & Trust Co. TTEE..................................._______%
Dreyfus Retirement Services
AIM # 026-0027
135 Santilli Highway
Everett, MA  02149-1906

DREYFUS PREMIER FUTURE LEADERS FUND (CLASS A)
Donaldson, Lufkin & Jenrette..........................................._______%
Securities Corporation
P.O. Box 2052
Jersey City, NJ  07303-2052

DREYFUS PREMIER FUTURE LEADERS FUND (CLASS B)
Merrill Lynch Pierce Fenner & Smith...................................._______%
For the Sole Benefit of its Customers
Attn Fund Administration
4800 Deer Lake Drive
Jacksonville, FL  32246-6484

DREYFUS PREMIER FUTURE LEADERS FUND (CLASS C)
Raymond James & Assoc. Inc. CSDN......................................._______%
John W. Weeks IRA
2104 Fox Valley Circle
Birmingham, AL  35216-3307

 MT Gillette & PG Hanna TTEE..........................................._______%
U/A dtd. January 1, 1981
SE Anesthesiology Consultants
FBO Brian J. Wilder
P.O. Box 37415
Charlotte, NC  28237-7415

NFSC FEBO #Z07-051586.................................................._______%
Famestate
9 Sigma Place
Bronx, NY  10471-1215

NFSC FEBO #301-203599.................................................._______%
Susan A. Woods
Peter M. Breu
301 Whitford Street
Manchester, NH  03104

DREYFUS PREMIER FUTURE LEADERS FUND (CLASS R)
EAMCO.................................................................._______%
SUB A/C#910004035
P.O. Box 96211
Washington, DC  20090-6211

EAMCO - 440051035......................................................_______%
Attn: Mutual Fund Dept.
P.O. Box 96211
Washington, DC  20090-6211

DREYFUS PREMIER FUTURE LEADERS FUND (CLASS T)
MBCIC.                                                                 100.000%
c/o Mellon Bank
Attn: Michael Botsford
919 Market Street
Wilmington, DE  19801-3023

                             MANAGEMENT ARRANGEMENTS

     INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

     MANAGEMENT AGREEMENT. The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Manager and the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager: Christopher
M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman-Institutional and a director; Lawrence
S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald
P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Diane P. Durnin, Senior Vice President-Product Development; Mary Beth Leibig, Vice President-Human Resources; Ray Van Cott, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Wendy Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

     The Manager manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities.

     The Funds' portfolio managers are as follows:

Dreyfus Aggressive Growth Fund                         Kevin Sonnett


Dreyfus Large Company Value Fund                       Timothy M. Ghriskey
                                                       Douglas Ramos


Dreyfus Midcap Value Fund                              Peter I. Higgins
                                                       Brian C. Ferguson
                                                       William J. Goldenberg
 Dreyfus Small Company Value Fund                      Peter I. Higgins

Dreyfus International Value Fund                       Sandor Cseh

Dreyfus Emerging Leaders Fund                          Paul Kandel
                                                       Hilary Woods


Dreyfus Premier Strategic Value Fund                   Timothy M. Ghriskey
                                                       Douglas Ramos


Dreyfus Premier Technology Growth Fund                 Mark Herskovitz
                                                       Barry Mills

Dreyfus Premier Future Leaders Fund                    Paul Kandel
                                                       Hilary Woods

     The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Manager.

     Mellon Bank, N.A., the Manager's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. The Manager has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.

     The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fees paid by the Funds. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     EXPENSES. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, the Dreyfus Premier Funds' Class B, Class C and Class T shares are subject to an annual distribution fee, and Class A, Class B, Class C and Class T shares are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

     As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 1.00% of the value of Dreyfus International Value Fund's average daily net assets, 0.90% of the value of each of Dreyfus Emerging Leaders Fund's and Dreyfus Premier Future Leaders Fund's average daily net assets and 0.75% of the value of each other Fund's average daily net assets.

     For the fiscal years ended October 31, 1998, 1999 and 2000, the management fees payable by each indicated Fund, the amounts waived by the Manager and the net fees paid by the Fund were as follows:



NAME OF FUND                   MANAGEMENT FEE PAYABLE            REDUCTION IN FEE            NET FEE PAID
------------                   ----------------------            ----------------            ------------
                            1998        1999        2000      1998    1999   2000     1998        1999        2000
                            ----        ----        ----      ----    ----   ----     ----        ----        ----
Dreyfus Large Company    $1,196,867  $1,062,098  $757,049     $0      $0     $0       $1,196,867  $1,062,098  $757,049
Value Fund

Dreyfus Small Company    $3,078,535  $2,285,905  $2,267,541   $0      $0     $0       $3,078,535  $2,285,905  $2,267,541
Value Fund

     For the fiscal years ended August 31, 1998, 1999 and 2000, the management fees payable by each indicated Fund, the amounts waived by the Manager and the net fee paid by the Fund were as follows:

NAME OF FUND                MANAGEMENT FEE PAYABLE                REDUCTION IN FEE                     NET FEE PAID
------------                ----------------------                ----------------                     ------------
                         1998          1999        2000        1998       1999       2000       1998        1999        2000
                         ----          ----        ----        ----       ----       ----       ----        ----        ----

Dreyfus Aggressive      $636,709     $241,817    $306,921    $247,049   $186,565   $143,727    $389,660    $55,252    $163,194
Growth Fund


Dreyfus Premier       $1,127,829     $703,532    $492,537    $0         $0         $0        $1,127,829   $703,532    $492,537
Strategic Value Fund


Dreyfus               $1,359,639   $1,992,970  $3,390,598    $0         $0         $0        $1,359,639 $1,992,970  $3,390,598
International Value
Fund

Dreyfus Emerging      $1,225,265   $1,784,765  $7,604,288    $0         $0         $0        $1,225,265 $1,784,765  $7,604,288
Leaders Fund

Dreyfus MidCap          $941,508     $689,558    $792,077    $0         $0         $0          $941,508   $689,558    $792,077
Value Fund

Dreyfus Premier          $61,098*  $1,686,120 $15,928,289     $61,098*   $47,855   $0        $0*        $1,638,265 $15,928,289
Technology Growth
Fund

Dreyfus Premier          N/A           N/A         $4,961**    N/A        N/A      $4,961**   N/A        N/A         $0**
Future Leaders Fund

*    For the period October 13, 1997 (commencement of operations) through August
     31, 1998.

***  For the period June 30, 2000 (commencement of operations) through August
     31, 2000.

     As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

     DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.

     From August 24, 1994 through March 21, 2000, Premier Mutual Fund Services, Inc. ("Premier") acted as the Company's distributor. With respect to Dreyfus Premier Technology Growth Fund, for the fiscal year ended August 31, 2000, Premier retained $227,230 and the Distributor retained $928,802 from the contingent deferred sales charge ("CDSC") on Class B shares, $0 from the CDSC on Class C shares, and $0 from the CDSC on Class T shares.

     With respect to Dreyfus Premier Future Leaders Fund, for the period June 30, 2000 (commencement of operations) through August 31, 2000, the Distributor retained $0 from the CDSC on Class B shares, $100 from the CDSC on Class C shares, and $0 from the CDSC on Class T shares.


     The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


     The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

     TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund, except Dreyfus International Value Fund. The Bank of New York, 100 Church Street, New York, New York 10286, acts as custodian for the investments of Dreyfus International Value Fund. Neither custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Company, the relevant custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the custodian receives a monthly fee based on the market value of each respective Fund's assets held in custody and receives certain securities transaction charges.


                                HOW TO BUY SHARES

     ALL FUNDS, EXCEPT THE DREYFUS PREMIER FUNDS--GENERAL. Shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

     The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agents in this regard.

     Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

     For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be cancelled and the institution could be held liable for resulting fees and/or losses.


     DREYFUS EMERGING LEADERS FUND. Dreyfus Emerging Leaders Fund closed to new investors on June 30, 2000. Shareholders of the Fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the Fund on June 30, 2000, generally will not be allowed to buy shares of the Fund except that new accounts may be established: (1) by participants in most group employer retirement plans (and their successor plans) if the Fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by June 30, 2000; and (2) 401(k) plans sponsored by financial institutions approved by the Manager on or about June 30, 2000. Shareholders whose accounts were closed before or after June 30, 2000 may not reactivate their accounts or open new accounts. These restrictions generally will apply to investments made directly with the Manager and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the Fund before a purchase order is accepted.


     DREYFUS PREMIER FUNDS ONLY--GENERAL. Class A shares, Class B shares, Class C shares and Class T shares may be purchased only by clients of Service Agents, except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

     Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

     When purchasing shares of a Dreyfus Premier Fund, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

     The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working souse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

     Fund shares also may be purchased through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss a declining market.

     Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the closing of trading on the floor or the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus (except for shareholders beneficially owning Class A shares of Dreyfus Premier Technology Growth Fund or Dreyfus Premier Strategic Value Fund on April 15, 1999 or ____________, 2001, respectively) a sales load as shown below:



                                                                     TOTAL SALES LOAD - CLASS A

                                                                          As a % of net      Dealer's
                                                    As a % of offering    asset value        Reallowance as a %
AMOUNT OF TRANSACTIONS                              PRICE PER SHARE       PER SHARE          OF OFFERING PRICE
----------------------                              ---------------       ---------          -----------------
Less than $50,000                                   5.75                  6.10               5.00
$50,000 to less than $100,000                       4.50                  4.70               3.75
$100,000 to less than $250,000                      3.50                  3.60               2.75
$250,000 to less than $500,000                      2.50                  2.60               2.25
$500,000 to less than $1,000,000                    2.00                  2.00               1.75
$1,000,000 or more                                  -0-                   -0-                -0-

     For shareholders of Dreyfus Premier Technology Growth Fund who beneficially owned Class A shares of the Fund on April 15, 1999, the public offering price for Class A shares of Dreyfus Premier Technology Growth Fund is the net asset value per share of that Class.


     For shareholders of Dreyfus Premier Strategic Value Fund who beneficially owned Class A shares of the Fund on ___________, 2001, the public offering price for Class A shares of Dreyfus Premier Strategic Value Fund is the net asset value per share of that Class.

     A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. This provision does not apply to a shareholder of Dreyfus Premier Technology Growth Fund or Dreyfus Premier Strategic Value Fund, who owned Class A shares of the Fund on April 15, 1999 or ____________, 2001, respectively. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.


     The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided, that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of each Dreyfus Premier Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on ________, 2001:



                                        Dreyfus Premier           Dreyfus Premier Future     Dreyfus Premier
                                        TECHNOLOGY GROWTH FUND    LEADERS FUND               STRATEGIC VALUE FUND

Net Asset Value Per Share               $                         $                          $
Per Share Sales Charge

Class A - 5.75% of offering price       $                         $                          $
(6.10% of net asset value per share)

Per Share Offering Price to the Public  $                         $                          $



     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

     Class A shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders, or certain other products made available by the Distributor to such plans.

     Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

Class B Shares. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the relevant Dreyfus Premier Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

     Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares."

Class B and Class C Shares. The Distributor compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the Distribution Plan fee, in part, are used to defray these expenses.

Class R Shares. The public offering price for Class R shares is the net asset value per share of that Class.

Class T Shares. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:



                                                                            TOTAL SALES LOAD - CLASS A
                                                 As a % of offering        As a % of net asset   Dealers' Reallowance
                                                 price                     value                 as a % of
AMOUNT OF TRANSACTIONS                           PER SHARE                 PER SHARE             OFFERING PRICE
----------------------                           ---------                 ---------             --------------

Less than $50,000                                4.50                      4.70                  4.00
$50,000 to less than $100,000                    4.00                      4.20                  3.50

$100,000 to less than $250,000                   3.00                      3.10                  2.50

$250,000 to less than $500,000                   2.00                      2.00                  1.75

$500,000 to less than $1,000,000                 1.50                      1.50                  1.25

$1,000,000 or more                               -0-                       -0-                   -0-

     A CDSC of 1% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund (assuming ineligibility to purchase Class R shares) generally will find it beneficial to purchase Class A shares rather than Class T shares.

     Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class T shares of the Fund must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge.

     The scale of sales loads applies to purchases of Class T shares made by any "purchaser," as defined above under Class A Shares.

     Set forth below is an example of the method of computing the offering price of each Dreyfus Premier Fund's Class T shares. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class T shares on _________, 2001:




                                             Dreyfus Premier        Dreyfus Premier Future       Dreyfus Premier
                                          TECHNOLOGY GROWTH FUND         LEADERS FUND          Strategic Value Fund
                                          ----------------------         ------------          --------------------
Net Asset Value Per Share Per Share      $                            $                         $
Sales Charge

Class T - 4.50% of offering price        $                            $                         $
(4.70% of net asset value per share)

Per Share Offering Price to the Public   $                            $                         $



     Class T shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, certain funds advised by Founders, or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders, or certain other products made available by the Distributor to such plans.

DEALER REALLOWANCE--CLASS A AND CLASS T SHARES. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.

RIGHT OF ACCUMULATION--CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and Class T shares, shares of other funds in the Dreyfus Premier Family of Funds, shares of certain other funds advised by the Manager or Founders, which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined below, where the aggregate investment including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A or Class T shares of a Dreyfus Premier Fund, or shares of any other Eligible Fund, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Applicable to All Funds

     DREYFUS TELETRANSFER PRIVILEGE. (All Funds) You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

     REOPENING AN ACCOUNT. (All Funds) You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                              DISTRIBUTION PLAN AND
                            SHAREHOLDER SERVICES PLAN

     Class B, Class C and Class T shares of each Dreyfus Premier Fund are subject to a Distribution Plan, and Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund and the shares of each other Fund are subject to a Shareholder Services Plan.

     DISTRIBUTION PLAN. (Dreyfus Premier Funds only) Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to Class B, Class C and Class T shares of each Dreyfus Premier Fund pursuant to which the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of its Class B, Class C and Class T shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B, Class C or Class T shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of the Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

     With respect to Dreyfus Premier Technology Growth Fund, for the fiscal year ended August 31, 2000, the Fund paid $1,206,631, $619,546 and $4,081 to Premier, as distributor from September 1, 1994 through March 21, 2000, with respect to Class B, Class C and Class T shares, respectively, pursuant to the Distribution Plan, and $3,412,123, $1,881,353 and $18,899 to the Distributor, with respect to Class B, Class C and Class T shares, respectively, pursuant to the Distribution Plan.

     With respect to Dreyfus Premier Future Leaders Fund, for the period June 30, 2000 (commencement of operations) through August 31, 2000, the Fund paid $769, $861 and $180 to the Distributor, with respect to Class B, Class C and Class T shares, respectively, pursuant to the Distribution Plan.

     SHAREHOLDER SERVICES PLAN. (All Funds) The Company has adopted a Shareholder Services Plan as to Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund, and as to the shares of each other Fund. Under the Plan, the Company pays the Distributor for the provision of certain services to the holders of such shares a fee at the annual rate of 0.25% of the value of the average daily net assets of the shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable with respect to each Fund at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended October 31, 2000, the amount paid by each indicated Fund to Premier, as distributor through March 21, 2000, and to the Distributor, pursuant to the Shareholder Services Plan was as follows:

                                       Amount Paid              Amount Paid
Name of Fund                            To Premier           to the Distributor
Dreyfus Large Company Value Fund          $  92,450                $159,900
Dreyfus Small Company Value Fund           $240,219                $515,628

     For the fiscal year ended August 31, 2000, the amount paid by each indicated Fund to Premier, as distributor through March 21, 2000, and to the Distributor, pursuant to the Shareholder Services Plan was as follows:



                                             Amount Paid         Amount Paid
NAME OF FUND                                 TO PREMIER      TO THE DISTRIBUTOR
------------                                 ----------      ------------------
Dreyfus Aggressive Growth Fund                   $44,853                $57,454
Dreyfus Premier Strategic Value Fund             $81,541                $82,638
Dreyfus Emerging Leaders Fund                   $694,047             $1,418,255
Dreyfus International Value Fund                $371,737               $475,913
Dreyfus Midcap Value Fund                       $108,139               $155,887
Dreyfus Premier Technology Growth Fund
                  Class A                     $1,032,651             $1,770,723
                  Class B                       $399,210             $1,140,374
                  Class C                       $206,515               $627,118
                  Class T                         $4,081                $18,899
Dreyfus Premier Future Leaders Fund
                  Class A*                           N/A                   $288
                  Class B*                           N/A                   $256
                  Class C*                           N/A                   $287
                  Class T*                           N/A                   $180



* For the period June 30, 2000 (commencement of operations) through August 31, 2000.

                              HOW TO REDEEM SHARES

     GENERAL. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder(R), and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder(R) order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     REDEMPTION FEE. (All Funds, except the Dreyfus Premier Funds) The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 30-day holding period, the Fund will employ the "first-in, first-out" method, which assumes that the shares you are redeeming or exchanging are the ones you have held the longest.

     No redemption fee will be charged on the redemption or exchange of shares
(1) through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by Service Agents approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.

     For the fiscal years ended August 31, 2000 and October 31, 2000, as applicable, there were no redemption fees retained by the Funds.

     CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. (Dreyfus Premier Funds only) A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC for Class B shares:


Year Since Purchase                    CDSC as a % of Amount Invested
PAYMENT WAS MADE                       OR REDEMPTION PROCEEDS
----------------                       ----------------------
First                                  4.00
Second                                 4.00
Third                                  3.00
Fourth                                 3.00
Fifth                                  2.00
Sixth                                  1.00

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amounts of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period.

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represented appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. (Dreyfus Premier Funds only) A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge -- Class B Shares" above.

     WAIVER OF CDSC. (Dreyfus Premier Funds only) The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     REDEMPTION THROUGH A SELECTED DEALER. (Dreyfus Premier Funds only) If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request if received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     REINVESTMENT PRIVILEGE. (Dreyfus Premier Funds only) Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose or exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

     WIRE REDEMPTION PRIVILEGE. (All Funds) By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you (or a representative of your Service Agent for a Dreyfus Premier Fund) and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:


                                        Transfer Agent's
TRANSMITTAL CODE                        ANSWER BACK SIGN

144295                                  144295 TSSG PREP


     If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     DREYFUS TELETRANSFER PRIVILEGE. (All Funds) You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

     STOCK CERTIFICATES; SIGNATURES. (All Funds) Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     REDEMPTION COMMITMENT. (All Funds) The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     SUSPENSION OF REDEMPTIONS. (All Funds) The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES

     FUND EXCHANGES. You may purchase, in exchange for shares of a Fund, shares of certain other funds managed or administered by the Manager or of certain funds advised by Founders, to the extent such shares are offered for sale in your state of residence. A 1% redemption fee will be charged upon an exchange of Fund shares (except for a Dreyfus Premier Fund), where the exchange occurs less than 30 days following the issuance of such shares. With regard to each Dreyfus Premier Fund, in exchange for shares of the Fund, you may purchase shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     E. Shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, you or, with respect to a Dreyfus Premier Fund, your Service Agent acting on your behalf, must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

     Dreyfus Premier Fund shares subject to a CDSC also may be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

     To request an exchange, you or, with respect to a Dreyfus Premier Fund, your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

     Exchanges of Class R shares of a Dreyfus Premier Fund held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds or of a fund advised by Founders of which you are a shareholder. With regard to each Dreyfus Premier Fund, in exchange for shares of the Fund, you may purchase shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     DREYFUS-AUTOMATIC ASSET BUILDER(R). Dreyfus-Automatic Asset Builder(R) permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans' military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

     DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

     DREYFUS STEP PROGRAM. (All Funds, except the Dreyfus Premier Funds) Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing participation in Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. If you wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan, you may do so only for IRAs, SEP-IRAs and rollover IRAs.

     DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds or of a fund advised by Founders or, with regard to each Dreyfus Premier Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

     With respect to each Dreyfus Premier Fund, no CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

     LETTER OF INTENT--CLASS A AND CLASS T SHARES. (Dreyfus Premier Funds only) By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13 month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

     The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter or Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

     CORPORATE PENSION/PROFIT-SHARING AND RETIREMENT PLANS. The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs), 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available.

     If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.


     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.


     You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                        DETERMINATION OF NET ASSET VALUE

     VALUATION OF PORTFOLIO SECURITIES. Each Fund's securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan, if applicable, and the Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of a Fund's shares.

     Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management of the Company believes that each Fund has qualified as a "regulated investment company" under the Code for its most recent fiscal year. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or distribution paid shortly after your purchase may have the effect of reducing the aggregate net asset value of your shares below the cost of your investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     In general, dividends (other than capital gain dividends) paid by a Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 90-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

     A Fund may qualify for and may make an election under which shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes incurred or paid by the Fund to foreign countries. A Fund may make that election provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations and the Fund satisfies certain distribution requirements. The foreign tax credit available to shareholders is subject to certain limitations.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.


     Gain or loss, if any, realized by a Fund from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to such Fund.


     Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

     Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

     If a Fund invests in an entity that is classified as a "passive foreign investment company"("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year may be treated as ordinary income.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.


                             PORTFOLIO TRANSACTIONS

     GENERAL (All Funds). The Manager assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, the Manager evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of all relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of funds managed by the Manager. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In the case of debt securities, the pro rata allocation is based on the accounts' asset sizes. In allocating trades made on a combined basis, the trading desks seeks to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entities. While the policies and procedures of the affiliated entities are different than those of the Manager, they are based on the same principles, and are substantially similar.

The Manager may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager may arrange to have the purchase and sale transaction effected directly between its accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.

     For the fiscal years ended October 31, 1998, 1999 and 2000, the amounts paid by the indicated Funds for brokerage commissions, gross spreads and concessions on principal transactions, none of which was paid directly to the Manager or the Distributor, were as follows:

NAME OF FUND                                 BROKERAGE COMMISSIONS PAID
------------                                 --------------------------
                                        1998            1999            2000
                                        ----            ----            ----
Dreyfus Large Company Value Fund      $912,073         $468,397        $336,104
Dreyfus Small Company Value Fund    $1,870,438       $2,000,184      $2,081,336


     For the fiscal years ended August 31, 1998, 1999 and 2000, the amounts paid by the indicated Funds for brokerage commissions, gross spreads and concessions on principal transactions none of which was paid directly to the Manager or the Distributor, were as follows:

NAME OF FUND                                                BROKERAGE COMMISSIONS PAID
------------                                                --------------------------
                                                  1998               1999             2000
                                                  ----               ----             ----

Dreyfus Aggressive Growth Fund              $   536,245        $  94,085         $   217,661
Dreyfus Premier Strategic Value Fund        $   962,236        $ 547,239         $   768,067
Dreyfus Emerging Leaders Fund               $ 2,289,601         $621,306         $ 3,505,633
Dreyfus International Value Fund            $   340,173        $ 426,862         $   709,042
Dreyfus MidCap Value Fund                   $   726,775        $ 891,167         $ 1,102,711
Dreyfus Premier Technology Growth Fund      $   206,639(1)     $ 202,514         $ 3,777,418
Dreyfus Premier Future Leaders Fund                 N/A              N/A         $     9,223(2)


(1) For the period October 13, 1997 (commencement of operations) through August 31, 1998.

(2) For the period June 30, 2000 (commencement of operations) through August 31, 2000.

     The brokerage commissions for certain funds were significantly greater than the previous fiscal year due to increased market volatility and increased cash flows into and out of the Funds.

     The Company contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager or its affiliates, including Dreyfus Investment Services Corporation ("DISC") and Dreyfus Brokerage Services, Inc. ("DBS"). The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair.


     During the fiscal years ended August 31, 1999 and 2000, Dreyfus Premier Strategic Value Fund paid DBS brokerage commissions of $24,111 and $22,636, respectively. During the fiscal years ended August 31, 1999 and 2000, this amounted to approximately 4% and 7%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 7% and 10%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.


     During the fiscal years ended August 31, 1999 and 2000, Dreyfus Emerging Leaders paid DBS brokerage commissions of $2,825 and $10,302, respectively. During the fiscal years ended August 31, 1999 and 2000, this amounted to approximately 0.5% and 0.01%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0.9% and 0.03%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

     During the fiscal years ended August 31, 1999 and 2000, Dreyfus Premier Technology Growth Fund paid DBS brokerage commissions of $28,475 and $60,966, respectively. During the fiscal years ended August 31, 1999 and 2000, this amounted to approximately 14% and 3%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 16% and 7%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

     During the fiscal years ended October 31, 1998, 1999 and 2000, Dreyfus Large Company Value Fund paid DISC brokerage commissions of $456, $17,147 and $14,716, respectively. During the fiscal years ended October 31, 1998, 1999 and 2000, this amounted to approximately 0.08%, 4% and 4%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0.19%, 7% and 7%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

     With respect to Dreyfus Small Company Value Fund, Dreyfus Aggressive Growth Fund, Dreyfus MidCap Value Fund, Dreyfus International Value Fund and Dreyfus Premier Future Leaders Fund, there were no brokerage commissions paid to the Manager or its affiliates for their most current fiscal years.


     IPO ALLOCATIONS (Dreyfus Large Company Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Premier Strategic Value Fund, Dreyfus Premier Technology Fund, Dreyfus Premier Future Leaders Fund). Under the Manager's special trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein "IPOs"), all portfolio managers seeking to participate in an IPO must use reasonable efforts to indicate their interest in the IPO, by account and in writing, to the Equity Trading Desk at least 24 hours prior to the pricing of a deal. Except upon prior written authorization from the Director of Investments or his designee, an indication of interest submitted on behalf of any account must not exceed an amount based on the account's approximate median position size.


     Portfolio managers may specify by account the minimum number of shares deemed to be an adequate allocation. Portfolio managers may not decline any allocation in excess of the minimum number of shares specified on the ground that too few shares are available, and will not receive an allocation of fewer than the minimum number of shares specified. If a portfolio manager does not specify a minimum number of shares deemed to be an adequate allocation, a "default minimum" equal to ten percent of the requested number of shares is assumed. De minimis adjustments may result in larger accounts participating in IPOs to a lesser extent than smaller accounts.

     Based on the indications of interest received by the Equity Trading Desk, the Chief Investment Officer's designee prepares an IPO Allocation Worksheet indicating an appropriate order size for each account, taking into consideration
(i) the number of shares requested for each account; (ii) the relative size of each account; (iii) each account's investment objectives, style and portfolio composition, and (iv) any other factors that may lawfully be considered in allocating IPO shares among accounts.

     If there are insufficient securities to satisfy all orders as reflected on the IPO Allocation Worksheet, the Manager's allocation generally will be distributed among participating accounts pro rata on the basis of each account's order. Allocations may deviate from a strict pro rata allocation if the Chief Investment Officer or his designee determines that it is fair and equitable to allocate on other than a pro rata basis.

     IPO ALLOCATIONS (Dreyfus International Value Fund, Dreyfus Midcap Value Fund, and Dreyfus Small Company Value Fund). Each of these Funds' portfolio managers are dual employees of the Manager and The Boston Company Asset Management ("TBCAM") and are subject to the IPO procedures of TBCAM. Under the procedures, all portfolio managers seeking to participate in an IPO must indicate their interest in the IPO to the equity trader prior to the pricing of the offering. Portfolio managers may specify for each account the minimum position deemed to be an adequate allocation. Shares received in an offering are allocated among participating accounts on a pro rata basis based on account size, with a minimum domestic equity allocation of ten shares to any one account.

     IPO ALLOCATIONS (Dreyfus Aggressive Growth Fund). The Fund's portfolio manager is a dual employee of the Manager and Founders and the Fund is subject to the IPO procedures of Founders. Under the procedures, all portfolio managers seeking to participate in an IPO must inform the Trading Department Manager, or her designee, of the accounts for which the offering would be suitable at least 24 hours prior to the time the offering is to be priced or the books are to be closed, whichever occurs first. If it is not possible to give this notice, the portfolio manager will give notice as soon as practicable under the circumstances.

     The key criterion for determining the eligibility of an account to participate in an IPO is the suitability of the investment for the account. Guidelines based on the estimated market capitalization of the issuer are used to help determine the accounts for which offerings are most suitable. If the portfolio manager of an account for which a particular offering would be most suitable based on the market capitalization guidelines determines not to have that account participate in the offering, other accounts may participate in the offering.

     Allocations among accounts with the same or a similar investment objective managed by the same portfolio manager generally are allocated pro rata based on the net asset values of the applicable accounts. However, a portfolio manager may determine not to participate in an offering for an account based on the circumstances affecting that account including, without limitation, cash availability, desired position size, the account's investment policies and restrictions, or tax considerations. If an offering is suitable for accounts managed by different portfolio managers and more than one portfolio manager wants to participate in the offering, the shares are allocated to the accounts for which the offering is deemed most suitable. Such offerings generally are then allocated pro rata based on net asset value. In the case of secondary public offerings, allocations may be based on position weightings desired for each participating account.

     If under the procedures an account would receive an allocation equal to or less than the greater of (a) a portfolio position of .25 of 1%; or (b) 100 shares, the portfolio manager may decline the allocation for that account. Shares not taken as a result of this rule are reallocated to the other accounts participating in the allocation on a pro rata basis based on their net asset values.

     From time to time, special circumstances may arise in which deviations from these policies are appropriate. Any such exceptions must by approved by Founders' President or his designee.

     SOFT DOLLARS (All Funds). Subject to the policy of seeking the best combination of price and execution, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

     The services and products provided under these arrangements permit the Manager to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

     Some of the research products or services received by the Manager may have both a research function and a non-research administrative function (a "mixed use"). If the Manager determines that any research product or service has a mixed use, the Manager will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Manager determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Manager in hard dollars. Any such allocation may create a conflict of interest for the Manager.

     Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

     The Manager generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular "brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager to compensate the selected brokerage firm for research provided. The Manager endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

     The Manager may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Manager in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to the Manager from brokerage firms effecting securities transactions for a Fund may be utilized on behalf of another Fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

     The aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

                                                                 Commissions and
NAME OF FUND                                TRANSACTION AMOUNT     CONCESSIONS


Dreyfus Large Company Value Fund            $  44,746,181          $  47,554
Dreyfus MidCap Value Fund                   $     0                $     0
Dreyfus Small Company Value Fund            $     0                $     0
Dreyfus Aggressive Growth Fund              $     0                $     0
Dreyfus Premier Strategic Value Fund        $  29,214,851          $  40,935
Dreyfus Emerging Leaders Fund               $  62,394,468          $ 184,366
Dreyfus International Value Fund            $     0                $     0
Dreyfus Premier Technology Growth Fund      $ 992,503,697          $ 541,990
Dreyfus Premier Future Leaders Fund(1)      $   1,197,149          $   2,860


(1) For the period June 30, 2000 (commencement of operations) through August 31, 2000.

                             PERFORMANCE INFORMATION

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A or Class T) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. The average annual total return figures calculated in accordance with such formula assume that for Class A or Class T the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase, or for Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

     Aggregate total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A or Class
T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of the period. Aggregate total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

     For the indicated period ended August 31, 2000 (October 31, 2000 with respect to Dreyfus Large Company Value Fund and Dreyfus Small Company Value
Fund), the returns for each Fund were as follows:

                                        Aggregate       Aggregate
                                        Total Return    Total Return
                                        Since           Since
                                        Inception       Inception
                                        Based on Net    Based on
                                        Asset Value     Maximum
                                        (without        Offering Price        Average          Average           Average
                                        deduction of    (with deduction       Annual           Annual            Annual Total
                                        maximum sales   of maximum sales      total Return     Total Return      Return Since
NAME OF FUND                            LOAD OR CDCS)   LOAD OR CDSC)         ONE YEAR         FIVE YEARS        INCEPTION
------------                            -------------   -----------------     -------------    ------------      -------------


Dreyfus Large Company Value Fund(3)        173.98%           N/A                 5.39%             14.26%         15.46%
Dreyfus Small Company Value Fund(1)        169.45%           N/A                 5.40%             15.15%         15.19%
Dreyfus Aggressive Growth Fund(4)           26.32%           N/A                45.66%             N/A             4.85%
Dreyfus MidCap Value Fund(2)               207.13%           N/A                37.60%             N/A            25.56%
Dreyfus Emerging Leaders Fund(2)           279.87%           N/A                34.07%             N/A            31.09%
Dreyfus International Value Fund(2)         62.37%           N/A                 3.48%             N/A            10.33%
Dreyfus Premier Strategic Value Fund
Class A(2)                                 214.81%           N/A                30.88%             N/A            26.19%
Class B                                     N/A              N/A               N/A                 N/A           N/A
Class C                                     N/A              N/A               N/A                 N/A           N/A
Class R                                     N/A              N/A               N/A                 N/A           N/A
Class T                                     N/A              N/A               N/A                 N/A           N/A
Dreyfus Premier Technology Growth Fund
Class A(5)                                 445.52%        414.25%               98.57%             N/A            76.23%
Class B(6)                                 137.76%        133.76%              105.06%             N/A            85.02%
Class C(4)                                 137.55%        137.55%              108.06%             N/A            87.19%
Class R(4)                                 140.89%           N/A               111.21%             N/A            89.09%
Class T(7)                                 109.93%        100.48%              100.48%             N/A           100.48%
Dreyfus Premier Future Leaders Fund(8)
Class A                                     14.56%           7.99%              N/A                N/A           N/A
Class B                                     14.40%         10.40%               N/A                N/A           N/A
Class C                                     14.40%         13.40%               N/A                N/A           N/A
Class R                                     14.56%           N/A                N/A                N/A           N/A
Class T                                     14.56%           9.40%              N/A                N/A           N/A
---------------------------------------------------------------------------------------------------------------------------


(1)  From December 29, 1993 (commencement of operations) through October 31,
     2000.

(2)  From September 29, 1995 (commencement of operations) through August 31,
     2000.

3    From October 13, 1997 (commencement of operations) through August 31, 2000.

4    From April 15, 1999 (date of initial public offering) through August 31,
     2000.

5    From August 31, 1999 (date of initial public offering) through August 31,
     2000.

6    From June 30, 2000 (commencement of operations) through August 31, 2000.

     From time to time, the Company may compare a Fund's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.


     Comparative performance information may be used form time to time in advertising or marketing the Funds' shares, including data from Lipper Analytical Services, Inc., Micropal, Morningstar, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Russell Mid Cap Index, Money Magazine, Wilshire 5000 Index and other indices and industry publications. From time to time, advertising materials for each Fund may include biographical information relating to its portfolio manager, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy (including "growth" and "value" investing), asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. Also, from time to time, advertising materials for each Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings. In addition, from time to time, advertising materials may refer to studies performed by the Manager or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study" or other such studies. Advertisements for Dreyfus Emerging Leaders Fund, Dreyfus Small Company Value Fund and Dreyfus Premier Technology Growth Fund also may discuss the potential benefits and risks of small cap investing.



                     INFORMATION ABOUT THE COMPANY AND FUNDS

     Each Fund share has one vote and, when-issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class, except in the case of the Dreyfus Premier Funds, and have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     To date, the Board has authorized the creation of nine series of shares. All consideration received by the Company for shares of a Fund, and all assets in which such consideration is invested, will belong to that Fund (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a Fund will be treated separately from those of the other Funds. The Company has the ability to create, from time to time, new series without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

     Each Fund will send annual and semi-annual financial statements to all its shareholders.

     Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Company's management determines that an investor is engaged in excessive trading, the Company, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Company may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Company's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipated receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Company will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Company's policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

     During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


     Before September 29, 1995, the Company's name was Dreyfus Focus Funds, Inc. Effective April 15, 1999, Dreyfus Premier Technology Growth Fund changed its name from Dreyfus Technology Growth Fund to its current name, and effective ___________, 2001, Dreyfus Strategic Value Fund changed its name from Dreyfus Aggressive Value Fund to its current name.



                        COUNSEL AND INDEPENDENT AUDITORS

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

     _____________________________________, ________________________,
independent auditors, have been selected as independent auditors of the Company.

                                    APPENDIX
                                Rating Categories

`Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P
LONG-TERM

                                       AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                                       AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                                        A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                                       BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                       BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                        B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                                       CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                                        R
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                      N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

                                       A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                                       A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                       A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                        B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

                                        C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

MOODY'S
LONG-TERM

                                       AAA
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       AA
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

                                        A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                       BAA
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       BA
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       CAA
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH
LONG-TERM INVESTMENT GRADE

                                       AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                       AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                        A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                       BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

                                       BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                        B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                                       CCC
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

                                       F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                       F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                       F3
FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

                                        B
SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

                                        C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

DREYFUS GROWTH AND VALUE FUNDS, INC.

PART C. OTHER INFORMATION

ITEM 23.       EXHIBITS

(a) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993, and Exhibit (1)(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27,
          1995.;

(a)(1)    Articles of Amendment.

(a)(2)    Articles Supplementary.

(b) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 25, 2000.

(d)       Revised Management Agreement.

(e)       Revised Distribution Agreement.

(f) Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

(g)       Amended and Restated Custody Agreement is incorporated by reference to
          Exhibit 8(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

(h)       Revised Shareholder Services Plan.

(i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 25, 2000.

(j)       Consent of Independent Auditors.*

(n)       Revised Distribution Plan (Rule 12b-1 Plan).

(o)       Revised Rule 18f-3 Plan.

(p) Code of Ethics is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 14, 2000.

____________

  *     To be filed by amendment.

ITEM 23.  List (continued)

          OTHER EXHIBITS

          (a) Powers of Attorney of the Board members and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 14, 2000.

          (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 14,
               2000.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Not Applicable

ITEM 25.  INDEMNIFICATION

          The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on December 17,
          1998.

          Reference is also made to the revised Distribution Agreement incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 14, 2000.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                 Other Businesses                      Position Held            Dates

CHRISTOPHER M. CONDRON       Franklin Portfolio Associates,        Director                 1/97 -Present
Chairman of the Board and    LLC*
Chief Executive Officer
                             TBCAM Holdings, Inc.*                 Director                 10/97 -Present
                                                                   President                10/97 -6/98
                                                                   Chairman                 10/97 -6/98

                             The Boston Company                    Director                 1/98 -Present
                             Asset Management, LLC*                Chairman                 1/98 -6/98
                                                                   President                1/98 -6/98

                             The Boston Company                    President                9/95 -1/98
                             Asset Management, Inc.*               Chairman                 4/95 -1/98
                                                                   Director                 4/95 -1/98

                             Franklin Portfolio Holdings, Inc.*    Director                 1/97 -Present

                             Certus Asset Advisors Corp.**         Director                 6/95 -Present

                             Mellon Capital Management             Director                 5/95 -Present
                             Corporation***

                             Mellon Bond Associates, LLP+          Executive Committee      1/98 -Present
                                                                   Member

                             Mellon Bond Associates+               Trustee                  5/95 - 1/98

                             Mellon Equity Associates, LLP+        Executive Committee      1/98 -Present
                                                                   Member

                             Mellon Equity Associates+             Trustee                  5/95 - 1/98

                             Boston Safe Advisors, Inc.*           Director                 5/95 -Present
                                                                   President                5/95 -Present

                             Mellon Bank, N.A. +                   Director                 1/99 -Present
                                                                   Chief Operating Officer  3/98 -Present
                                                                   President                3/98 -Present
                                                                   Vice Chairman            11/94 -3/98

                             Mellon Financial Corporation+         Chief Operating Officer  1/99 -Present
                                                                   President                1/99 -Present
                                                                   Director                 1/98 -Present
                                                                   Vice Chairman            11/94 -1/99

                             Founders Asset Management,            Chairman                 12/97 -Present
                             LLC****                               Director                 12/97 -Present

                             The Boston Company, Inc.*             Vice Chairman            1/94 -Present
                                                                   Director                 5/93 -Present

                             Laurel Capital Advisors, LLP+         Executive Committee      1/98 - 8/98
                                                                   Member

                             Laurel Capital Advisors+              Trustee                  10/93 -1/98

                             Boston Safe Deposit and Trust         Director                 5/93 -Present
                             Company*

                             The Boston Company Financial          President                6/89 - 1/97
                             Strategies, Inc. *                    Director                 6/89 - 1/97

MANDELL L. BERMAN            Self-Employed                         Real Estate Consultant,  11/74 -Present
Director                     29100 Northwestern Highway            Residential Builder and
                             Suite 370                             Private Investor
                             Southfield, MI 48034

BURTON C. BORGELT            DeVlieg Bullard, Inc.                 Director                 1/93 -Present
Director                     1 Gorham Island
                             Westport, CT 06880

                             Mellon Financial Corporation+         Director                 6/91 -Present

                             Mellon Bank, N.A. +                   Director                 6/91 -Present

                             Dentsply International, Inc.          Director                 2/81 -Present
                             570 West College Avenue
                             York, PA

                             Quill Corporation                     Director                 3/93 -Present
                             Lincolnshire, IL

STEPHEN E. CANTER            Dreyfus Investment                    Chairman of the Board    1/97 -Present
President, Chief Operating   Advisors, Inc.++                      Director                 5/95 -Present
Officer, Chief Investment                                          President                5/95 -Present
Officer, and Director
                             Newton Management Limited             Director                 2/99 -Present
                             London, England

                             Mellon Bond Associates, LLP+          Executive Committee      1/99 -Present
                                                                   Member

                             Mellon Equity Associates, LLP+        Executive Committee      1/99 -Present
                                                                   Member

                             Franklin Portfolio Associates,        Director                 2/99 -Present
                             LLC*

                             Franklin Portfolio Holdings, Inc.*    Director                 2/99 -Present

                             The Boston Company Asset              Director                 2/99 -Present
                             Management, LLC*

                             TBCAM Holdings, Inc.*                 Director                 2/99 -Present

                             Mellon Capital Management             Director                 1/99 -Present
                             Corporation***

                             Founders Asset Management,            Member, Board of         12/97 -Present
                             LLC****                               Managers
                                                                   Acting Chief Executive   7/98 -12/98
                                                                   Officer

                             The Dreyfus Trust Company+++          Director                 6/95 -Present
                                                                   Chairman                 1/99 -Present
                                                                   President                1/99 -Present
                                                                   Chief Executive Officer  1/99 -Present

THOMAS F. EGGERS             Dreyfus Service Corporation++         Chief Executive Officer  3/00 -Present
Vice Chairman -                                                    and Chairman of the
Institutional and                                                  Board
Director                                                           Executive Vice President 4/96 - 3/00
                                                                   Director                 9/96 -Present

                             Founders Asset Management,            Member, Board of         2/99 -Present
                             LLC****                               Managers

                             Dreyfus Investment Advisors, Inc.     Director                 1/00 -Present

                             Dreyfus Service Organization,         Director                 3/99 -Present
                             Inc.++

                             Dreyfus Insurance Agency of           Director                 3/99 -Present
                             Massachusetts, Inc. +++

                             Dreyfus Brokerage Services, Inc.      Director                 11/97 -6/98
                             401 North Maple Avenue
                             Beverly Hills, CA.

STEVEN G. ELLIOTT            Mellon Financial Corporation+         Senior Vice Chairman     1/99 -Present
Director                                                           Chief Financial Officer  1/90 -Present
                                                             Vice Chairman            6/92 - 1/99
                                                                   Treasurer                1/90 - 5/98

                             Mellon Bank, N.A.+                    Senior Vice Chairman     3/98 -Present
                                                                   Vice Chairman            6/92 - 3/98
                                                                   Chief Financial Officer  1/90 -Present

                             Mellon EFT Services Corporation       Director                 10/98 -Present
                             Mellon Bank Center, 8th Floor
                             1735 Market Street
                             Philadelphia, PA 19103

                             Mellon Financial Services             Director                 1/96 -Present
                             Corporation #1                        Vice President           1/96 -Present
                             Mellon Bank Center, 8th Floor
                             1735 Market Street
                             Philadelphia, PA 19103

                             Boston Group Holdings, Inc.*          Vice President           5/93 -Present

                             APT Holdings Corporation              Treasurer                12/87 -Present
                             Pike Creek Operations Center
                             4500 New Linden Hill Road
                             Wilmington, DE 19808

                             Allomon Corporation                   Director                 12/87 -Present
                             Two Mellon Bank Center
                             Pittsburgh, PA 15259

                             Collection Services Corporation       Controller               10/90 -2/99
                             500 Grant Street                      Director                 9/88 - 2/99
                             Pittsburgh, PA 15258                  Vice President           9/88 - 2/99
                                                                   Treasurer                9/88 - 2/99

                             Mellon Financial Company+             Principal Exec. Officer  1/88 -Present
                                                                   Chief Executive Officer  8/87 -Present
                                                                   Director                 8/87 -Present
                                                                   President                8/87 -Present

                             Mellon Overseas Investments           Director                 4/88 -Present
                             Corporation+

                             Mellon Financial Services             Treasurer                12/87 -Present
                             Corporation # 5+

                             Mellon Financial Markets, Inc.+       Director                 1/99 -Present

                             Mellon Financial Services             Director                 1/99 -Present
                             Corporation #17
                             Fort Lee, NJ

                             Mellon Mortgage Company               Director                 1/99 -Present
                             Houston, TX

                             Mellon Ventures, Inc. +               Director                 1/99 -Present

LAWRENCE S. KASH             Dreyfus Investment                    Director                 4/97 -12/99
Vice Chairman                Advisors, Inc.++

                             Dreyfus Brokerage Services, Inc.      Chairman                 11/97 -2/99
                             401 North Maple Ave.                  Chief Executive Officer  11/97 -2/98
                             Beverly Hills, CA

                             Dreyfus Service Corporation++         Director                 1/95 - 2/99
                                                                   President                9/96 - 3/99

                             Dreyfus Precious Metals, Inc.+++      Director                 3/96 -12/98
                                                                   President                10/96 -12/98

                             Dreyfus Service                       Director                 12/94 -3/99
                             Organization, Inc.++                  President                1/97 -3/99

                             Seven Six Seven Agency, Inc. ++       Director                 1/97 - 4/99

                             Dreyfus Insurance Agency of           Chairman                 5/97 - 3/99
                             Massachusetts, Inc.++++               President                5/97 - 3/99
                                                                   Director                 5/97 - 3/99

                             The Dreyfus Trust Company+++          Chairman                 1/97 - 1/99
                                                                   President                2/97 - 1/99
                                                                   Chief Executive Officer  2/97 - 1/99
                                                                   Director                 12/94 -Present

                             The Dreyfus Consumer Credit           Chairman                 5/97 - 6/99
                             Corporation++                         President                5/97 - 6/99
                                                                   Director                 12/94 -6/99

                             Founders Asset Management,            Member, Board of         12/97 -12/99
                             LLC****                               Managers

                             The Boston Company Advisors,          Chairman                 12/95 -1/99
                             Inc.                                  Chief Executive Officer  12/95 -1/99
                             Wilmington, DE                        President                12/95 -1/99

                             The Boston Company, Inc.*             Director                 5/93 - 1/99
                                                                   President                5/93 - 1/99

                             Mellon Bank, N.A.+                    Executive Vice President 6/92 -Present

                             Laurel Capital Advisors, LLP+         Chairman                 1/98 - 8/98
                                                                   Executive Committee      1/98 - 8/98
                                                                   Member
                                                                   Chief Executive Officer  1/98 - 8/98
                                                                   President                1/98 - 8/98

                             Laurel Capital Advisors, Inc. +       Trustee                  12/91 -1/98
                                                                   Chairman                 9/93 - 1/98
                                                                   President and CEO        12/91 -1/98

                             Boston Group Holdings, Inc.*          Director                 5/93 -Present
                                                                   President                5/93 -Present

                             Boston Safe Deposit and Trust         Director                 6/93 - 1/99
                             Company+                              Executive Vice President 6/93 - 4/98

MARTIN G. MCGUINN            Mellon Financial Corporation+         Chairman                 1/99 -Present
Director                                                           Chief Executive Officer  1/99 -Present
                                                                   Director                 1/98 -Present
                                                                   Vice Chairman            1/90 - 1/99

                             Mellon Bank, N. A. +                  Chairman                 3/98 -Present
                                                                   Chief Executive Officer  3/98 -Present
                                                                   Director                 1/98 -Present
                                                                   Vice Chairman            1/90 - 3/98

                             Mellon Leasing Corporation+           Vice Chairman            12/96 -Present

                             Mellon Bank (DE) National             Director                 4/89 -12/98
                             Association
                             Wilmington, DE

                             Mellon Bank (MD) National             Director                 1/96 - 4/98
                             Association
                             Rockville, Maryland

J. DAVID OFFICER             Dreyfus Service Corporation++         President                3/00 -Present
Vice Chairman                                                      Executive Vice President 5/98 - 3/00
and Director                                                       Director                 3/99 -Present

                             Dreyfus Service Organization,         Director                 3/99 -Present
                             Inc.++

                             Dreyfus Insurance Agency of           Director                 5/98 -Present
                             Massachusetts, Inc.++++

                             Dreyfus Brokerage Services, Inc.      Chairman                 3/99 -Present
                             401 North Maple Avenue
                             Beverly Hills, CA

                             Seven Six Seven Agency, Inc.++        Director                 10/98 -Present

                             Mellon Residential Funding Corp. +    Director                 4/97 -Present

                             Mellon Trust of Florida, N.A.         Director                 8/97 -Present
                             2875 Northeast 191st Street
                             North Miami Beach, FL 33180

                             Mellon Bank, NA+                      Executive Vice President 7/96 -Present

                             The Boston Company, Inc.*             Vice Chairman            1/97 -Present
                                                                   Director                 7/96 -Present

                             Mellon Preferred Capital              Director                 11/96 -1/99
                             Corporation*

                             RECO, Inc.*                           President                11/96 -Present
                                                                   Director                 11/96 -Present

                             The Boston Company Financial          President                8/96 - 6/99
                             Services, Inc.*                       Director                 8/96 - 6/99

                             Boston Safe Deposit and Trust         Director                 7/96 -Present
                             Company*                              President                7/96 - 1/99

                             Mellon Trust of New York              Director                 6/96 -Present
                             1301 Avenue of the Americas
                             New York, NY 10019

                             Mellon Trust of California            Director                 6/96 -Present
                             400 South Hope Street
                             Suite 400
                             Los Angeles, CA 90071

                             Mellon United National Bank           Director                 3/98 -Present
                             1399 SW 1st Ave., Suite 400
                             Miami, Florida

                             Boston Group Holdings, Inc.*          Director                 12/97 -Present

                             Dreyfus Financial Services Corp. +    Director                 9/96 -Present

                             Dreyfus Investment Services           Director                 4/96 -Present
                             Corporation+

RICHARD W. SABO              Founders Asset Management,            President                12/98 -Present
Director                     LLC****                               Chief Executive Officer  12/98 -Present

                             Prudential Securities                 Senior Vice President    07/91 -11/98
                             New York, NY                          Regional Director        07/91 -11/98

RICHARD F. SYRON             Thermo Electron                       President                6/99 -Present
Director                     81 Wyman Street                       Chief Executive Officer  6/99 -Present
                             Waltham, MA 02454-9046

                             American Stock Exchange               Chairman                 4/94 - 6/99
                             86 Trinity Place                      Chief Executive Officer  4/94 - 6/99
                             New York, NY 10006

RONALD P. O'HANLEY           Franklin Portfolio Holdings, Inc.*    Director                 3/97 -Present
Vice Chairman
                             Franklin Portfolio Associates,        Director                 3/97 -Present
                             LLC*

                             Boston Safe Deposit and Trust         Executive Committee      1/99 -Present
                             Company*                              Member
                                                                   Director                 1/99 -Present

                             The Boston Company, Inc.*             Executive Committee      1/99 -Present
                                                                   Member                   1/99 -Present
                                                                   Director

                             Buck Consultants, Inc.++              Director                 7/97 -Present

                             Newton Asset Management LTD           Executive Committee      10/98 -Present
                             (UK)                                  Member
                             London, England                       Director                 10/98 -Present

                             Mellon Asset Management               Non-Resident Director    11/98 -Present
                             (Japan) Co., LTD
                             Tokyo, Japan

                             TBCAM Holdings, Inc.*                 Director                 10/97 -Present

                             The Boston Company Asset              Director                 1/98 -Present
                             Management, LLC*

                             Boston Safe Advisors, Inc.*           Chairman                 6/97 -Present
                                                                   Director                 2/97 -Present

                             Pareto Partners                       Partner Representative   5/97 -Present
                             271 Regent Street
                             London, England W1R 8PP

                             Mellon Capital Management             Director                 2/97-Present
                             Corporation***

                             Certus Asset Advisors Corp.**         Director                 2/97 -Present

                             Mellon Bond Associates, LLP+          Trustee                  1/98 -Present
                                                                   Chairman                 1/98 -Present

                             Mellon Equity Associates, LLP+        Trustee                  1/98 -Present
                                                                   Chairman                 1/98 -Present

                             Mellon-France Corporation+            Director                 3/97 -Present

                             Laurel Capital Advisors+              Trustee                  3/97 -Present

STEPHEN R. BYERS             Dreyfus Service Corporation++         Senior Vice President    3/00 -Present
Director of Investments
and Senior Vice President
                             Gruntal & Co., LLC                    Executive Vice President 5/97 -11/99
                             New York, NY                          Partner                  5/97 -11/99
                                                                   Executive Committee      5/97 -11/99
                                                                   Member
                                                             Board of Directors       5/97 -11/99
                                                                   Member
                                                                   Treasurer                5/97 -11/99
                                                                   Chief Financial Officer  5/97 - 6/99
PATRICE M. KOZLOWSKI         None
Senior Vice President
 - Corporate
Communications


MARK N. JACOBS               Dreyfus Investment                    Director                 4/97 -Present
General Counsel,             Advisors, Inc.++                      Secretary                10/77 -7/98
Executive Vice President,    The Dreyfus Trust Company+++          Director                 3/96 -Present
and Secretary

                             The TruePenny Corporation++           President                10/98 -Present
                                                                   Director                 3/96 -Present

                             Dreyfus Service                       Director                 3/97 - 3/99
                             Organization, Inc.++

WILLIAM H. MARESCA           The Dreyfus Trust Company+++          Chief Financial Officer  3/99 -Present
Controller                                                         Treasurer                9/98 -Present
                                                                   Director                 3/97 -Present

                             Dreyfus Service Corporation++         Chief Financial Officer  12/98 -Present
                                                                   Director                  8/00 -Present

                             Dreyfus Consumer Credit Corp. ++      Treasurer                10/98 -Present

                             Dreyfus Investment                    Treasurer                10/98 -Present
                             Advisors, Inc. ++

                             Dreyfus-Lincoln, Inc.                 Vice President           10/98 -Present
                             4500 New Linden Hill Road
                             Wilmington, DE 19808

                             The TruePenny Corporation++           Vice President           10/98 -Present

                             Dreyfus Precious Metals, Inc. +++     Treasurer                10/98 -12/98

                             The Trotwood Corporation++            Vice President           10/98 -Present

                             Trotwood Hunters Corporation++        Vice President           10/98 -Present

                             Trotwood Hunters Site A Corp. ++      Vice President           10/98 -Present

                             Dreyfus Transfer, Inc.                Chief Financial Officer  5/98 -Present
                             One American Express Plaza,
                             Providence, RI 02903

                             Dreyfus Service                       Treasurer                3/99 -Present
                             Organization, Inc.++                  Assistant  Treasurer     3/93 - 3/99

                             Dreyfus Insurance Agency of           Assistant Treasurer      5/98 -Present
                             Massachusetts, Inc.++++

WILLIAM T. SANDALLS, JR.     Dreyfus Transfer, Inc.                Chairman                 2/97 -Present
Executive Vice President     One American Express Plaza,
                             Providence, RI 02903

                             Dreyfus Service Corporation++         Director                 1/96 - 8/00
                                                                   Executive Vice President 2/97 -Present
                                                                   Chief Financial Officer  2/97 -12/98

                             Dreyfus Investment                    Director                 1/96 -Present
                             Advisors, Inc.++                      Treasurer                1/96 -10/98

                             Dreyfus-Lincoln, Inc.                 Director                 12/96 -Present
                             4500 New Linden Hill Road             President                1/97 -Present
                             Wilmington, DE 19808

                             Seven Six Seven Agency, Inc.++        Director                 1/96 -10/98
                                                                   Treasurer                10/96 -10/98

                             The Dreyfus Consumer                  Director                 1/96 -Present
                             Credit Corp.++                        Vice President           1/96 -Present
                                                                   Treasurer                1/97 -10/98

                             The Dreyfus Trust Company +++         Director                 1/96 -Present

                             Dreyfus Service Organization,         Treasurer                10/96 -3/99
                             Inc.++

                             Dreyfus Insurance Agency of           Director                 5/97 - 3/99
                             Massachusetts, Inc.++++               Treasurer                5/97 - 3/99
                                                                   Executive Vice President 5/97 - 3/99

DIANE P. DURNIN              Dreyfus Service Corporation++         Senior Vice President -  5/95 - 3/99
Senior Vice President -                                            Marketing and Advertising
Product Development                                                Division

MARY BETH LEIBIG             None
Vice President -
Human Resources

THEODORE A. SCHACHAR         Dreyfus Service Corporation++         Vice President -Tax      10/96 -Present
Vice President - Tax
                             The Dreyfus Consumer Credit           Chairman                 6/99 -Present
                             Corporation ++                        President                6/99 -Present

                             Dreyfus Investment Advisors,          Vice President - Tax     10/96 -Present
                             Inc.++

                             Dreyfus Precious Metals, Inc. +++     Vice President - Tax     10/96 -12/98

                             Dreyfus Service Organization,         Vice President - Tax     10/96 -Present
                             Inc.++


WENDY STRUTT                 None
Vice President

RAYMOND J. VAN COTT          Mellon Financial Corporation+         Vice President           7/98 -Present
Vice President -
Information Systems
                             Computer Sciences Corporation         Vice President           1/96 - 7/98
                             El Segundo, CA

JAMES BITETTO                The TruePenny Corporation++           Secretary                9/98 -Present
Assistant Secretary
                             Dreyfus Service Corporation++         Assistant Secretary      8/98 -Present

                             Dreyfus Investment                    Assistant Secretary      7/98 -Present
                             Advisors, Inc.++

                             Dreyfus Service                       Assistant Secretary      7/98 -Present
                             Organization, Inc.++

STEVEN F. NEWMAN             Dreyfus Transfer, Inc.                Vice President           2/97 -Present
Assistant Secretary          One American Express Plaza            Director                 2/97 -Present
                             Providence, RI 02903                  Secretary                2/97 -Present

                             Dreyfus Service                       Secretary                7/98 -Present
                             Organization, Inc.++                  Assistant Secretary      5/98 - 7/98

* The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.

** The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.

*** The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.

*** The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.

+ The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

++ The address of the business so indicated is 200 Park Avenue, New York, New York 10166.

+++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.

ITEM 27.  PRINCIPAL UNDERWRITERS

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)   Dreyfus A Bonds Plus, Inc.
2)   Dreyfus Appreciation Fund, Inc.
3)   Dreyfus Balanced Fund, Inc.
4)   Dreyfus BASIC GNMA Fund
5)   Dreyfus BASIC Money Market Fund, Inc.
6)   Dreyfus BASIC Municipal Fund, Inc.
7)   Dreyfus BASIC U.S. Government Money Market Fund
8)   Dreyfus California Intermediate Municipal Bond Fund
9)   Dreyfus California Tax Exempt Bond Fund, Inc.
10)  Dreyfus California Tax Exempt Money Market Fund
11)  Dreyfus Cash Management
12)  Dreyfus Cash Management Plus, Inc.
13)  Dreyfus Connecticut Intermediate Municipal Bond Fund
14)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)  Dreyfus Florida Intermediate Municipal Bond Fund
16)  Dreyfus Florida Municipal Money Market Fund
17)  Dreyfus Founders Funds, Inc.
18)  The Dreyfus Fund Incorporated
19)  Dreyfus Global Bond Fund, Inc.
20)  Dreyfus Global Growth Fund
21)  Dreyfus GNMA Fund, Inc.
22)  Dreyfus Government Cash Management Funds
23)  Dreyfus Growth and Income Fund, Inc.
24)  Dreyfus Growth and Value Funds, Inc.
25)  Dreyfus Growth Opportunity Fund, Inc.
26)  Dreyfus Debt and Equity Funds
27)  Dreyfus Index Funds, Inc.
28)  Dreyfus Institutional Money Market Fund
29)  Dreyfus Institutional Preferred Money Market Fund
30)  Dreyfus Institutional Short Term Treasury Fund
31)  Dreyfus Insured Municipal Bond Fund, Inc.
32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
33)  Dreyfus International Funds, Inc.
34)  Dreyfus Investment Grade Bond Funds, Inc.
35)  Dreyfus Investment Portfolios
36)  The Dreyfus/Laurel Funds, Inc.
37)  The Dreyfus/Laurel Funds Trust
38)  The Dreyfus/Laurel Tax-Free Municipal Funds
39)  Dreyfus LifeTime Portfolios, Inc.
40)  Dreyfus Liquid Assets, Inc.
41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)  Dreyfus Massachusetts Municipal Money Market Fund
43)  Dreyfus Massachusetts Tax Exempt Bond Fund
44)  Dreyfus MidCap Index Fund
45)  Dreyfus Money Market Instruments, Inc.
46)  Dreyfus Municipal Bond Fund, Inc.
47)  Dreyfus Municipal Cash Management Plus
48)  Dreyfus Municipal Money Market Fund, Inc.
49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)  Dreyfus New Leaders Fund, Inc.
53)  Dreyfus New York Municipal Cash Management
54)  Dreyfus New York Tax Exempt Bond Fund, Inc.
55)  Dreyfus New York Tax Exempt Intermediate Bond Fund
56)  Dreyfus New York Tax Exempt Money Market Fund
57)  Dreyfus U.S. Treasury Intermediate Term Fund
58)  Dreyfus U.S. Treasury Long Term Fund
59)  Dreyfus 100% U.S. Treasury Money Market Fund
60)  Dreyfus U.S. Treasury Short Term Fund
61)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
62)  Dreyfus Pennsylvania Municipal Money Market Fund
63)  Dreyfus Premier California Municipal Bond Fund
64)  Dreyfus Premier Equity Funds, Inc.
65)  Dreyfus Premier International Funds, Inc.
66)  Dreyfus Premier GNMA Fund
67)  Dreyfus Premier Opportunity Funds
68)  Dreyfus Premier Worldwide Growth Fund, Inc.
69)  Dreyfus Premier Municipal Bond Fund
70)  Dreyfus Premier New York Municipal Bond Fund
71)  Dreyfus Premier State Municipal Bond Fund
72)  Dreyfus Premier Value Equity Funds
73)  Dreyfus Short-Intermediate Government Fund
74)  Dreyfus Short-Intermediate Municipal Bond Fund
75)  The Dreyfus Socially Responsible Growth Fund, Inc.
76)  Dreyfus Stock Index Fund
77)  Dreyfus Tax Exempt Cash Management
78)  The Dreyfus Premier Third Century Fund, Inc.
79)  Dreyfus Treasury Cash Management
80)  Dreyfus Treasury Prime Cash Management
81)  Dreyfus Variable Investment Fund
82)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)  General California Municipal Bond Fund, Inc.
84)  General California Municipal Money Market Fund
85)  General Government Securities Money Market Funds, Inc.
86)  General Money Market Fund, Inc.
87)  General Municipal Bond Fund, Inc.
88)  General Municipal Money Market Funds, Inc.
89)  General New York Municipal Bond Fund, Inc.
90)  General New York Municipal Money Market Fund

(b)

Name and principal            Positions and offices                                  Positions and offices
business address              with the Distributor                                   with Registrant
------------------            ---------------------                                  ---------------------
Thomas F. Eggers *            Chief Executive Officer and Chairman of the Board      None
J. David Officer *            President and Director                                 None
Stephen Burke *               Executive Vice President                               None
Charles Cardona *             Executive Vice President and Director                  None
Anthony DeVivio **            Executive Vice President and Director                  None
Michael Millard **            Executive Vice President and Director                  None
David K. Mossman **           Executive Vice President and Director                  None
Jeffrey N. Nachman ***        Executive Vice President and Chief Operations Officer  None
William T. Sandalls, Jr. *    Executive Vice President                               None
William H. Maresca *          Chief Financial Officer and Director                   None
James Book **                 Senior Vice President                                  None
Ken Bradle **                 Senior Vice President                                  None
Stephen R. Byers *            Senior Vice President                                  None
Joseph Connolly *             Senior Vice President                                  Vice President and Treasurer
Joseph Eck +                  Senior Vice President                                  None
William Glenn *               Senior Vice President                                  None
Bradley Skapyak *             Senior Vice President                                  None
Jane Knight *                 Chief Legal Officer and Secretary                      None
Stephen Storen *              Chief Compliance Officer                               None
Jeffrey Cannizzaro *          Vice President - Compliance                            None
John Geli **                  Vice President                                         None
Maria Georgopoulos *          Vice President - Facilities Management                 None
William Germenis *            Vice President - Compliance                            None
Walter T. Harris *            Vice President                                         None
Janice Hayles *               Vice President                                         None
Hal Marshall *                Vice President - Compliance                            None
Paul Molloy *                 Vice President                                         None
B.J. Ralston **               Vice President                                         None
Theodore A. Schachar *        Vice President - Tax                                   None
James Windels *               Vice President                                         Assistant Treasurer
James Bitetto *               Assistant Secretary                                    None
Ronald Jamison *              Assistant Secretary                                    None

*    Principal business address is 200 Park Avenue, New York, NY 10166.

** Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.

***  Principal business address is 401 North Maple Avenue, Beverly Hills, CA
     90210.

**** Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258

+    Principal business address is One Boston Place, Boston, MA 02108

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          1.   Mellon Bank, N.A.
               One Mellon Bank Center
               Pittsburgh, Pennsylvania 15258

          2.   Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

          3.   The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

ITEM 29.  MANAGEMENT SERVICES

          Not Applicable

Item 30.  Undertakings

          None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 23rd day of February, 2001.

                                        DREYFUS GROWTH AND VALUE FUNDS, INC.

                                        BY: /s/Stephen E. Canter*
                                        Stephen E. Canter, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signatures                              Date                     Title
---------------------------           ------------------------         ---------

/s/Stephen E. Canter*                 President (Principal               2/23/01
------------------------------        Executive Officer)
Stephen E. Canter

/s/Joseph Connolly*                   Vice President and Assistant       2/23/01
------------------------------        Treasurer (Principal Financial
Joseph Connolly                       and Accounting Officer)

/s/Joseph S. DiMartino*               Chairman of the Board              2/23/01
------------------------------
Joseph S. DiMartino

/s/David P. Feldman*                  Board Member                       2/23/01
------------------------------
David P. Feldman

/s/Ehud Houminer*                     Board Member                       2/23/01
------------------------------
Ehud Houminer

/s/Gloria Messinger*                  Board Member                       2/23/01
------------------------------
Gloria Messinger

/s/John Szarkowski*                   Board Member                       2/23/01
------------------------------
John Szarkowski

/s/Anne Wexler*                       Board Member                       2/23/01
------------------------------
Anne Wexler

*BY: /s/Michael A. Rosenberg
     ------------------------
     Michael A. Rosenberg,
     Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT NUMBER           DOCUMENT DESCRIPTION

(a)(1)                   Articles of Amendment.
(a)(2)                   Articles Supplementary.
(d)                      Revised Management Agreement.
(e)                      Revised Distribution Agreement.
(h)                      Revised Shareholder Services Plan.
(n)                      Revised Distribution Plan (Rule 12b-1 Plan).
(o)                      Revised Rule 18f-3 Plan.